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                                                                    Exhibit 23.1


                            Independent Auditors' Consent



The Stockholders and Board of Directors
Whittman-Hart, Inc.:


We consent to the use of our reports included herein and incorporated by reference herein to the Company's Annual Report on Form 10-K for the year ended December 31, 1997 and to the references to our firm under the headings "Selected Consolidated Financial Data" and "Experts" in the prospectus.


                         /s/ KPMG Peat Marwick LLP



Chicago, Illinois
May 4, 1998




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